UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2023

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders of Duluth Holdings Inc. (the “Company”) held on May 25, 2023, our shareholders voted on proposals to: (1) elect the eight individuals nominated by the Board of Directors of the Company to serve as directors until the 2024 Annual Meeting of Shareholders; (2) ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 28, 2024; and (3) approve, by an advisory vote, the compensation of our named executive officers as described in our proxy statement.

The final voting results on these proposals are as follows:

(1)    Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non-Votes
Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	19,761,796	4,705,417	3,416,812
Samuel M. Sato	Class A	33,642,000	0	0
	Class B	24,372,159	95,054	3,416,812
Francesca M. Edwardson	Class A	33,642,000	0	0
	Class B	20,744,000	3,723,213	3,416,812
David C. Finch	Class A	33,642,000	0	0
	Class B	19,569,724	4,897,489	3,416,812
Brett L. Paschke	Class A	33,642,000	0	0
	Class B	24,378,190	89,023	3,416,812
Susan J. Riley	Class A	33,642,000	0	0
	Class B	23,383,720	1,083,493	3,416,812
Ronald Robinson	Class A	33,642,000	0	0
	Class B	24,389,601	77,612	3,416,812
Scott K. Williams	Class A	33,642,000	0	0
	Class B	20,748,389	3,718,824	3,416,812

(2)    Ratification of the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 28, 2024:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
Class A	33,642,000	0	0	0
Class B	27,824,593	55,587	3,845	0

(3)    Advisory vote on the compensation of our named executive officers:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
Class A	33,642,000	0	0	0
Class B	20,890,780	3,557,709	18,724	3,416,812

Item 8.01.	Other Events.

The Company issued a press release on May 25, 2023 concerning the election of Mr. Robinson to its Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: May 31, 2023	By:	/s/ David Loretta
David Loretta
Senior Vice President and Chief Financial Officer